                                                                  EX-10(81)

                                FIFTH AMENDMENT TO
                         LIMITED PARTNERSHIP AGREEMENT OF
                    DES PLAINES DEVELOPMENT LIMITED PARTNERSHIP


This Fifth Amendment (this "Amendment") to Limited Partnership Agreement of Des Plaines Development Limited Partnership is made as of this 1st day of April, 1997 by and between Harrah's Illinois Corporation, a Nevada corporation, and Des Plaines Development Corporation.

                                     Recitals
                                    -----------

     A. The parties hereto are parties to that certain Limited Partnership Agreement of Des Plaines Development Limited Partnership, dated as of February 28, 1992 (as amended by the First, Third and Fourth Amendments, there being no second amendment, to Limited Partnership Agreement and as amended hereby, the "Partnership Agreement"). Capitalized terms used herein and not defined herein shall have the meaning given to them in the Partnership Agreement.

     B. The Illinois Gaming Board has requested that the General Partner terminate its revenue based management fee contained in the Management Agreement between the Partnership and the General Partner.

     C. The parties hereto desire to modify Article 4 of the Partnership Agreement in recognition of the General Partner's elimination of its Management Fee as provided in that certain Management Agreement entered into between the Partnership and Harrah's Illinois Corporation dated as of February 28, 1992, (the "Management Agreement").

     D. The parties hereto desire to enter into certain other agreements with respect to the Partnership, and to amend certain provisions of the Partnership Agreement, all as more fully set forth herein.

                                     Agreement
                                  --------------

     NOW, THEREFORE, in consideration of the mutual agreements of the parties hereto and subject to the terms and conditions hereof, the parties hereto agree as follows:

     1. Amendment to Definitions. The Partnership Agreement shall be amended as follows:

          a. The following definition is hereby added to Article I of the Partnership Agreement:

               "Gross Gaming Revenue" means the net win from gaming activities, which is the difference between gaming wins and losses before deducting costs and expenses.

     2. Amendment to Section 4.01. Section 4.01 of the Partnership Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

          Section 4.01 Allocations of Taxable Income. Except as provided herein and in Section 4.07 hereof, taxable income of the Partnership shall be allocated among the Partners in accordance with their Percentage
     Shares:

               a. So long as Harrah's is the Manager pursuant to the Management Agreement and receives no other Management Fee pursuant to the Management Agreement, then in any fiscal year in which Partnership Gross Gaming Revenues are $160 million or greater, taxable income (excluding any gain realized in a Major Capital Event) shall be allocated 83.25 percent to General Partner and 16.75 percent to Limited Partner;

               b. So long as Harrah's is the Manager pursuant to the Management Agreement and receives no other Management Fee pursuant to the Management Agreement, then in any fiscal year in which Partnership Gross Gaming Revenues are less than $160 million, taxable income (excluding any gain realized in a Major Capital Event) shall be allocated 83.5 percent to General Partner and 16.5 percent to Limited Partner.

               c. Gain realized in a Major Capital Event shall be allocated among the Partners in accordance with their Percentage Shares.

     3. Amendment to Section 4.04. Section 4.04 of the Partnership Agreement is hereby amended to delete the word "and" from the end of subsection (d) and adding the following subsections (e) and (f):

               (e) Fifth, to any Partner whose capital account is greater than its Percentage Share of the Partnership's combined capital accounts until that Partner's capital account is equal to its Percentage Share of the Partnership's combined capital accounts; and

               (f) Sixth, the balance, if any, to the Partners in accordance with their Percentage Shares.

     4. Amendment to Section 4.05. Section 4.05 of the Partnership Agreement is hereby amended to delete the word "and" from the end of subsection (b) and adding the following as subsections (c) and (d):

               (c) Third, to any Partner whose capital account is greater than its Percentage Share of the Partnership's combined capital accounts until that Partner's capital account is equal to its Percentage Share of the Partnership's combined capital accounts; and

               (d) Fourth, the balance, if any, to and among the Partners in accordance with their Percentage Shares.

     5. Amendment to Section 5.05. Section 5.05 of the Partnership Agreement is hereby amended by adding the following text at the end of the Section:

               Notwithstanding the foregoing, the terms of the Management Agreement, which is attached hereto as Exhibit A, are incorporated by reference as though set forth herein verbatim. However, Article 10 shall have no application so long as Harrah's continues as Manager pursuant to the Management Agreement and receives the allocation set forth at Section 4.01 a. or b. of the Fifth Amendment to Limited Partnership Agreement.

     6. Amendment to Section 11.08. Section 11.08 is hereby amended to change the reference to "The Promus Companies Incorporated" found at two places in the Section, to "Harrah's Entertainment, Inc." and by adding the following text at the end of the Section:

               Anything herein to the contrary notwithstanding, the Limited Partner's Percentage Share shall in no way be affected by any change in the ownership of the outstanding stock of the General Partner, including any change in control of the ownership of the common stock of Harrah's Entertainment, Inc.

     7. Amendment to Section 12.03. Section 12.03(a) is hereby amended by deleting the reference to "(c)" in the second line of (ii) and replacing it with "(f)" and deleting (iii) in its entirety.

     8. Amendment to Section 13.14. Section 13.14 is deleted in its entirety as the Amended and Restated Loan Agreement has been repaid in full.

     9. References. All references to the Partnership Agreement contained therein shall be deemed to refer to the Partnership Agreement as previously amended and as amended hereby.

     10. Modification. Except as previously modified and as modified hereby, the Partnership Agreement and the First through Fourth Amendments thereto remain in full force and effect. In the case of any inconsistency between this Fifth Amendment and the Partnership Agreement or any of the First through Fourth Amendments, this Amendment shall control.

     11. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original and all of which constitute one agreement.

     12. Gaming Approval. The parties hereto confirm that the Partnership Agreement, as amended hereby, is subject to all statutes and regulations regulating gaming in the state of Illinois, including without limitation, any applicable approval of the Illinois Gaming Board.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                        GENERAL PARTNER:

                                        HARRAH'S ILLINOIS CORPORATION,

                                        By:  /s/ Patrick Dennehy
                                           --------------------------------

                                        Name: Patrick Dennehy
                                             ------------------------------

                                        Title: Vice President
                                              -----------------------------


                                        LIMITED PARTNER:

                                        DES PLAINES DEVELOPMENT
                                        CORPORATION

                                        By:  /s/ John Q. Hammons
                                             ------------------------------

                                        Name: John Q. Hammons
                                             ------------------------------

                                        Title: President
                                             ------------------------------

I hereby consent to the foregoing Amendment, and confirm and ratify my guarantee contained in the Partnership Agreement in all respects.




                                             /s/ Mrs. Juanita Hammons
                                             ------------------------------
                                             Mrs. Juanita Hammons
                                             Guarantor

                             CONSENT OF SECURED PARTY
                  -----------------------------------------------


The undersigned, First Midwest Bank, National Association, formerly known as First Midwest Bank/Illinois, N.A., as holder of a security interest in the limited partnership interest of Des Plaines Development Corporation in Des Plaines Development Limited Partnership under the Partnership Agreement evidenced by that certain UCC-1 Financing Statement recorded with the Office of the Secretary of State for the State of Illinois on August 18, 1994, as Filing No. 3295940, consents to the foregoing Amendment.


                                        First Midwest Bank, National
                                        Association, f/k/a First Midwest
                                        Bank/Illinois, N.A.


                                        By:  Vincent A. Benigni
                                             ------------------------------

                                        Its: Vice President
                                             ------------------------------

                                        Date: 4/9/97
                                             ------------------------------